UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 10, 2018

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

KTRB(AM) Asset Purchase Agreement

On July 10, 2018, New Inspiration Broadcasting Company, Inc., a subsidiary of Salem Media Group, Inc. (the “Company”) entered into a related party asset purchase agreement (“APA”) with East Bay Broadcasting, LLC, a California limited liability company owned by Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (the “Transaction”). The APA is for the purchase of radio station KTRB(AM) (the “Station”) in the San Francisco, CA market. The Company has been operating the Station pursuant to a Local Marketing Agreement (“LMA”) since December 15, 2016 which will be terminated upon the consummation of the Transaction. As part of the Transaction, the Company will assume a Diplex Agreement to use certain real property located at 3636 Enterprise Ave., Hayward, California 94545 on a nonexclusive basis as the transmitter site for the Station (the “Real Property”) in which Salem Broadcasting Company, a company owned by Messrs. Atsinger and Epperson, are the lessors.

The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the Transaction, including an appraisal of the Station performed by a licensed broker and reports related to the financial performance of the Station during the LMA period, and determined that the terms of the Transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party. The material terms of the APA are as follows:

Date	Assets Acquired	Purchase Price

July 10, 2018	All assets, except for the Real Property, used in the operation of radio station KTRB(AM)	Five Million One Hundred Twenty-Five Thousand Dollars ($5,125,000)

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

10.1	Asset Purchase Agreement dated July 10, 2018 between New Inspiration Broadcasting Company, Inc. and East Bay Broadcasting, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: July 13, 2018	/s/ Christopher J. Henderson
Christopher J. Henderson
Executive Vice President, General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement dated July 10, 2018 between New Inspiration Broadcasting Company, Inc. and East Bay Broadcasting, LLC.